EXHIBIT 24


                                POWER OF ATTORNEY

         We, the undersigned Directors and Officers of First Virginia Banks, Inc. ("First Virginia"), hereby constitute and appoint on this 12th day of March, 1997, Thomas P. Jennings and Christopher M. Cole, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, a
  Registration Statement on Form S-4 and all amendments thereto (including Post-Effective Amendments), for the purpose of registering under the Securities Act of 1933, as amended, up to 3,624,295 shares of First Virginia Common Stock to be issued in connection with the merger of Premier Bankshares Corporation into First Virginia.

         Name                                Title
         ----                                -----


  /s/ Barry J. Fitzpatrick             Chairman of the Board, President
  ------------------------------       and Chief Executive Officer
  Barry J. Fitzpatrick


  ------------------------------       Director
  E. Cabell Brand


  /s/ Edward L. Breeden, III           Director
  ------------------------------
  Edward L. Breeden, III


  /s/ Paul H. Geithner, Jr.            Director
  ------------------------------
  Paul H. Geithner, Jr.


  /s/ L.H. Ginn, III                   Director
  ------------------------------
  L. H. Ginn, III


  ------------------------------       Director
  Gilbert R. Giordano


  ------------------------------       Director
  T. Keister Greer


  /s/ Elsie C. Gruver                  Director
  ------------------------------
  Elsie C. Gruver


  /s/ Edward M. Holland                Director
  ------------------------------
  Edward M. Holland


  ------------------------------       Director
  Eric C. Kendrick


  ------------------------------       Director
  John B. Melvin


  ------------------------------       Director
  W. Lee Phillips, Jr.


  ------------------------------       Director
  Josiah P. Rowe, III


  /s/ Robert H. Zalakar                Director
  ------------------------------
  Robert H. Zalokar


  /s/ Albert F. Zettlemoyer            Director
  ------------------------------
  Albert F. Zettlemoyer


  /s/ Richard F. Bowman                Senior Vice President and
  ------------------------------       Chief Financial Officer
  Richard F. Bowman